4. Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Premises And Equipment Details
Land	$ 3,669	$ 3,681
Buildings and improvements	15,889	15,864
Furniture and equipment	19,462	18,442
Total premises and equipment	39,020	37,987
Less accumulated depreciation	22,044	20,987
Total net premises and equipment	$ 16,976	$ 17,000